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            CONSENT OF MOORE STEPHENS FROST, INDEPENDENT ACCOUNTANTS


         We consent to the incorporation of our report dated February 9, 2001 in DAC Technologies Group international, Inc.'s Form 10-KSB for the year ended December 31, 2000.


                                                      Moore Stephens Frost


Little Rock, Arkansas
April 16, 2001